Exhibit 99.1

UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

SECURITIES AND EXCHANGE COMMISSION,	:
:
Plaintiff,	:	Civil Action No. 18:CV:12055
:
v.	:
	:	ECF CASE
CHINA UNITED INSURANCE SERVICE, INC.,	:
:
&	:
:
CHENG-HSIUNG HUANG,	:
:
Defendants.	:

COMPLAINT

Plaintiff Securities and Exchange Commission (“SEC”) alleges:

SUMMARY

1.       This case involves a fraudulent scheme in which Defendants, an SEC-registered issuer and one of its employees, manipulated the market in the issuer’s securities to create a false impression about the trading volume of the securities, i.e., to suggest falsely that the market for the stock was far more active than it really was.

2.       From approximately December of 2013 through March of 2018, Defendants China United Insurance Service, Inc. (“CUII”) and Cheng-Hsiung Huang (“Huang”), a CUII employee, used multiple brokerage accounts, some in Huang’s name and others held in the names of nominees but controlled by Huang, to engage in numerous transactions in CUII securities, including wash sales and other manipulative conduct, in connection with over-the-counter transactions in CUII securities.

3.       Acting on behalf of and for the benefit of CUII, Huang used the accounts to trade in CUII securities hundreds of times, all for the purpose of creating the false impression that there was an active, substantial market in CUII securities.

4.       Acting on behalf of and for the benefit of CUII, Huang also executed wash sales – the practice of simultaneously buying and selling an issuer’s stock at the same price, with no change in beneficial ownership – for the same purpose.

5.       In addition to intending the create the false impression of higher trading volume, Huang believed that his trading activity would benefit CUII by making it appear that CUII had met eligibility requirements for listing on the national stock exchange Nasdaq.

6.       When one of the U.S.-based online brokerages suspended accounts that Huang controlled based on suspicions over the trading in CUII securities, Huang called the brokerage in an effort to re-activate his accounts, and he made a series of false statements and denied that he had a relationship with CUII. Huang also asked two other CUII employees to make similar misleading statements to the brokerage, which they did.

7.       Thus, CUII and Huang, directly or indirectly, singly or in concert with others, violated, and unless restrained and enjoined will again violate, Section 10(b) of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. § 78j(b)] and Rules 10b-5(a) and (c) thereunder [17 C.F.R. § 240.10b-5] and Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. § 77q(a)].

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JURISDICTION AND VENUE

8.       This Court has jurisdiction over this action pursuant to Sections 20 and 22 of the Securities Act [15 U.S.C. §§ 77t & 77v] and Sections 21(d), 21(e), and 27 of the Exchange Act [15 U.S.C. §§ 78u(d), 78u(e), & 78aa].

9.       Venue in this district is proper pursuant to Section 22 of the Securities Act [15 U.S.C. § 77v] and Section 27 of the Exchange Act [15 U.S.C. § 78aa] because certain of the acts and transactions set forth in this Complaint occurred within this district, including the fact that many of the securities transactions at issue were executed through market makers and other brokers based in New York, New York.

DEFENDANTS

10.     China United Insurance Service, Inc. (“CUII”) is a Taipei, Taiwan-based company, incorporated in Delaware. CUII provides insurance products in Taiwan, Hong Kong, and the People’s Republic of China. CUII has a class of securities registered with the SEC pursuant to Section 12(g) of the Exchange Act, which at all relevant times were quoted on the Over The Counter Bulletin Board and/or OTC Markets quotation systems.

11.     Cheng-Hsiung Huang (“Huang”), age 43, is a citizen and resident of Taiwan. At all times relevant to the allegations in this Complaint, Huang was employed in Taiwan by CUII, most recently as a manager with significant and broad-ranging responsibilities.

FACTUAL ALLEGATIONS

Background

12.     CUII conducts its business in Taiwan primarily through an operating subsidiary (“Subsidiary”).

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13.     During the relevant period, Huang reported directly to a senior employee of Subsidiary (“Senior Employee”) and had significant, broad ranging responsibility at CUII, including dealing with Taiwanese regulators, shareholder meetings and overseeing stock transfer records.

14.     During the relevant period (in or about December 2013 through in or about March 2018), CUII’s securities were quoted on the OTC Bulletin Board and/or OTC Markets quotation systems, and were thinly traded.

Huang Begins Trading to Improve CUII’s Trading Volume

15.     In late 2013, Senior Employee asked Huang to address the issue of CUII’s low trading volume.

16.     Huang decided that to address CUII’s low trading volume, beginning in or about December 2013, he would begin trading in CUII securities.

17.     Over the course of the relevant period, Huang conducted his trading using seven accounts he opened with online brokerages based in the United States. Four of the accounts were in Huang’s name and three were in the names of others.

18.     At all times, Huang controlled the accounts and all trading activity in them, and was the only person with control over the accounts.

19.     Huang requested money from Senior Employee, which he then used to trade in CUII securities. Senior Employee provided Huang with cash multiple times during the relevant period, totaling approximately $234,000.

20.     Huang did not receive payment for conducting this trading, nor did he personally realize any profits from his trading activity. Rather, Huang undertook his trading for the purpose of benefiting CUII. Huang considered his trading to be within the scope of his employment duties.

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21.     Huang’s trading activity in the seven accounts he controlled was almost exclusively in CUII stock.

22.     From on or about December 1, 2013 through September 14, 2017, Huang traded CUII securities in those seven accounts on a sporadic basis, but when he did trade he was at times the dominant trader in the market for CUII stock.

23.     For example, during the period from January 1, 2017 through February 28, 2017, there was trading in CUII securities on only 15 of the 39 trading days. Huang engaged in trading of CUII securities on 12 of those 15 days, buying 18,176 shares of CUII stock and selling 16,282 shares of CUII stock. Huang’s trading accounted for more than 50 percent of the total volume of 27,334 CUII shares traded during that time.

24.     As he and CUII intended, Huang’s trading during this period created the false impression that there was substantially more legitimate demand for CUII securities than was actually the case.

Huang Uses Wash Trades and Other Manipulative Trading to
Support CUII’s Nasdaq Application

25.     On September 18, 2017, CUII applied for listing on the Nasdaq Global Markets, a market tier of the national stock exchange Nasdaq. CUII later modified its application to seek listing on Nasdaq Capital Markets, another Nasdaq market tier. An issuer must meet certain eligibility requirements to be listed on Nasdaq Global Markets or Nasdaq Capital Markets, such as maintaining certain minimum bid or closing price levels.

26.     At or about the time CUII applied for listing on Nasdaq Capital Markets, Senior Employee discussed the issue of Huang increasing trading in CUII securities in order to support CUII’s Nasdaq application, though Senior Employee was not aware how Huang would address the issue.

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27.     Huang subsequently increased his trading. Beginning on September 18, 2017, and continuing through March 15, 2018, the frequency of Huang’s trading in CUII’s securities increased markedly, and trading by Huang in his seven accounts made up a high percentage of that increased trading volume.

28.     For instance, during the period of September 18, 2017, through October 31, 2017, CUII securities traded on each of the 32 trading days, with Huang representing a large percentage of that trading, and on 12 trading days, all of the trading. Of the 25,414 CUII shares traded during that period, Huang bought 17,476 shares and sold 16,082 shares.

29.     Many of the orders Huang placed between September 18, 2017 through March 15, 2018 were at prices at or above the minimum bid levels needed to support CUII’s Nasdaq application.

30.     Many of Huang’s trades during that period were wash trades, in which he placed a buy or sell order for CUII shares in one account, and placed a corresponding sell or buy order for the same number of CUII shares at the same price in the same account or in one of the six other accounts he controlled. Because Huang controlled all of the accounts and was the beneficial owner of each, his corresponding orders did not result in any actual change in beneficial ownership of the securities.

31.     For instance, on October 4, 2017, using an account held in his name, Huang placed a day limit order to purchase 300 CUII shares at a limit price of $3.98 per share. Less than three minutes later, Huang used a different account held in his name to place a day limit order to sell 300 CUII shares at $3.98 per share. Based on available trading records, at 3:16:34 p.m., Huang’s orders were executed against one another for 300 CUII shares at an execution price of $3.98 per share, with the orders being handled by a market maker in New York City.

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32.     On January 29, 2018, using an account held in his name, Huang placed a day limit order to purchase 200 CUII shares at a limit price of $3.10 per share. Less than one hour later, at 11:06:08 a.m., Huang used a different account held in his name to place a day limit order to sell 200 CUII shares at a limit price of $3.10 per share. Based on available trading records, at 11:06:18 a.m., Huang’s orders were executed against one another for 200 CUII shares at an execution price of $3.10 per share.

33.     Beginning one minute after that trade was executed on January 29, 2018, Huang used the same two accounts, held in his name, to replicate the same orders. In one account, Huang placed a day limit order to purchase 200 CUII shares at $3.10 per share at 11:07:51 a.m. An hour later, at 12:15:33 p.m., Huang used another account held in his name to place a day limit order to sell 200 CUII shares at a limit price of $3.10. Based on available trading records, at 12:15:39 p.m., Huang’s orders were executed against one another for 200 CUII shares at an execution price of $3.10 per share, with the orders being handled in part by a market maker in New York City.

34.     A short time later on January 29, 2018, at 12:26:53 p.m., Huang placed a day limit order to purchase 100 shares at $3.35 per share. Less than a minute later, at 12:27:05 p.m., using an account titled in the name of another employee of CUII but which Huang controlled, Huang placed a day limit order to sell 100 shares at a limit price of $3.30 per share. Based on available trading records, at 12:27:17 p.m., Huang’s orders were executed against one another for 100 shares at an execution price of $3.35 per share, with the orders being handled in part by a market maker in New York City.

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35.     During the relevant time period, Huang used his accounts to engage in dozens of wash trades in CUII securities.

36.     Huang’s trading activity during this period, engaged in on behalf of and for the benefit of CUII, created the false impression that there was a legitimate and substantial market for CUII securities, including at prices required for Nasdaq eligibility.

37.     Huang’s trading activity during this period was not undertaken for any legitimate economic purpose, and, on aggregate, Huang lost money on his trading in CUII stock.

The Trading Scheme is Uncovered

38.     In March 2018, a U.S.-based online brokerage service flagged several accounts used by Huang for high volume trading and possible prearranged trading in CUII shares. The online brokerage service froze the accounts and contacted Huang and the nominal account holders to verify certain information —e.g., their employment, trading strategy, and whether they had any connection to CUII.

39.     Huang contacted the online brokerage service for the purpose of unfreezing his account and falsely stated that his employment was importing Chinese merchandise for sale in Taiwan, that his trades were part of a larger strategy, and that he had no relationship with CUII, but instead watched the company closely as it did business in his home country.

40.     Huang asked two colleagues at CUII to contact the online brokerage service for the purpose of unfreezing the accounts controlled by Huang but held in the names of others. The CUII employees made the phone calls, during which they each made false statements about their identity, employment, source of income, reason for buying CUII shares, and relationship with CUII. The calls were recorded as part of the online brokerage’s normal business practices.

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41.     After these calls, the online brokerage briefly released the freeze on the accounts, but ultimately closed the accounts.

42.     In or about March 2018, the unusual trading patterns in CUII’s stock came to the attention of the Financial Industry Regulatory Authority (“FINRA”), which began an investigation.

43.     CUII contacted its counsel prior to replying to FINRA, and counsel conducted an internal investigation, including interviewing Huang and Senior Employee. Counsel for CUII reported their findings to FINRA, and requested assistance in contacting staff for the SEC.

44.     CUII cooperated substantially with the SEC’s investigation, including by producing trading data for Huang’s accounts, making employees in Taiwan available on short notice for interviews, and promptly reporting the findings of its internal review. CUII acknowledged the trading scheme undertaken for its benefit and took remedial action, including taking personnel action, making changes to training and internal controls and undertaking to appoint an outside compliance monitor. Huang also cooperated substantially with the SEC’s investigation and did not realize personal gain from the violative trading activity.

FIRST CLAIM FOR RELIEF

Defendants Violated Section 10(b) of the Exchange Act and

Rules 10b-5(a) and 10b-5(c) Thereunder

45.     Paragraphs 1 through 44 are re-alleged and incorporated herein by reference.

46.     Defendants, in connection with the purchase or sale of a security, by the use of means or instrumentalities of interstate commerce, of the mails, or of the facilities of a national securities exchange, directly or indirectly, with scienter: (1) employed devices, schemes, or artifices to defraud; and (2) engaged in acts, practices, or courses of business which operated or would operate as a fraud or deceit upon any person.

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47.     By engaging in the conduct described above, Defendants violated, and unless restrained and enjoined will again violate, Section 10(b) of the Exchange Act [15 U.S.C. § 78j(b)] and Rules 10b-5(a) and 10b-5(c) thereunder [17 C.F.R. § 240.10b-5].

SECOND CLAIM FOR RELIEF

Defendants Violated Sections 17(a)(1) and 17(a)(3) of the Securities Act

48.     Paragraphs 1 through 44 are re-alleged and incorporated herein by reference.

49.     Defendants, in the offer or sale of securities and by the use of means or instruments of transportation or communication in interstate commerce or by the use of the mails, directly or indirectly: (1) with scienter, employed devices, schemes, or artifices to defraud; and (2) with negligence, engaged in transactions, practices, or courses of business which operated or would have operated as a fraud or deceit upon the purchaser of a security.

50.     By engaging in the conduct described above, Defendants violated, and unless restrained and enjoined will again violate, Sections 17(a)(1) and 17(a)(3) of the Securities Act [15 U.S.C. § 77q(a)].

PRAYER FOR RELIEF

WHEREFORE, the SEC respectfully requests that the Court enter a Final Judgment:

A.      Permanently restraining and enjoining CUII and Huang, and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this injunction by personal service or otherwise, from violating the securities statutes and rule set forth in this Complaint;

B.      Ordering Defendant Huang to pay civil penalties pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]; and

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C.       Granting such other and further relief as the Court deems just and appropriate.

Dated:	December 20, 2018	Respectfully submitted,
Washington, DC
/s/ Derek S. Bentsen
Derek S. Bentsen (Bar No. DB8369)
Thomas A. Bednar
Gary M. Zinkgraf
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Telephone: (202) 551-6426 (Bentsen)
(202) 551-6218 (Bednar)
Facsimile: (202) 772-9282
Email: bentsend@sec.gov
bednart@sec.gov

Attorneys for Plaintiff Securities and
Exchange Commission

Of Counsel:

Anita Bandy
Jeffrey P. Weiss
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

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